UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

11

Aberdeen Indonesia Fund, Inc.

Semi-Annual Report
June 30,2011

Invests primarily in Indonesian securities.

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

August 12, 2011

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2011. The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective, by investing primarily in Indonesian securities.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 4.0% for the six months ended June 30, 2011, assuming reinvestment of distributions, compared with a return of 13.0% for the Fund’s benchmark, the MSCI Indonesian Index.

Share Price Performance

The Fund’s share price increased 3.0% over the six months, from $13.31 on December 31, 2010 to $13.71 on June 30, 2011. The Fund’s share price on June 30, 2011 represented a discount of 8.4% to the NAV per share of $14.96 on that date, compared with a discount of 7.5% to the NAV per share of $14.39 on December 31, 2010. As of August 12, 2011, the share price was $13.55, representing a discount of 9.4% to the NAV per share of $14.95. Based on market price, the total return based on the Fund’s shares gained 3.0% during the period, assuming reinvestment of distributions.

Market Review

While the gains were not quite as impressive as those seen in 2010, Indonesian equities continued to outperform their Asian counterparts in the first half of 2011. The MSCI Indonesia Index rose 7.6% in local currency terms in those six months, reaching new highs at the end of June. This compares to the MSCI AC Asia Pacific Ex Japan Index, which fell by 0.6% over the same period. The continued appreciation of the Indonesian rupiah was a further boon to U.S. dollar denominated investors’ returns, with the MSCI Indonesia Index rising by 13.0% in U.S. Dollar terms, making it one of the best performing Asian markets in the review period.

This strong performance, however, masked the volatility in the market in the early part of the year. Over the first two months of the year, the MSCI Indonesian Index fell by 6.5% in local currency terms, partly due to a shift in investor preference for developed markets as advanced economies appeared to improve and, in part due to concerns about rising inflation. Despite the earthquake in Japan and the political unrest in the Middle East, the Indonesian equity market rebounded in March, but inflation concerns persisted given rising food prices. In response, the central bank raised interest rates in February and core inflation subsequently remained within the target range. GDP growth, meanwhile, continued its steep trajectory with the government reporting year-on-year growth of 6.5% in the first quarter, driven by robust household spending and rising investment. In recognition of the improving status of the economy, ratings agency Standard &

Poor’s raised Indonesia’s credit rating in April to one level below investment grade, its best assessment since the Asian financial crisis in 1997.

In portfolio-related news, our holdings of Astra International and United Tractors, both of whom distribute Japanese products, faced only temporary disruptions following the earthquake in Japan. Notably, Astra delivered a sterling set of first-quarter results off the back of continued good sales and rising crude palm oil prices. Among our other holdings, our financial services and consumer-focused companies largely performed well. In particular, home improvement retailer Ace Hardware posted very robust first-quarter profits and announced the opening of a large flagship store. Our small-cap bank holding Bank Permata meanwhile, saw impressive growth in both loans and fee income; it further strengthened its capital base by successfully issuing 1.75 trillion Rupiah of seven-year bonds. In contrast, our mining-related holdings, International Nickel Indonesia and Indo Tambangraya Megah, had a weak quarter as inclement weather disrupted production.

Finally, in May we introduced leading petroleum and chemicals distributor AKR Corporindo into the portfolio. The company is majority-owned by the well-regarded Adikoesoemo family and operates a nationwide network of tank terminals covering prime locations at sea and river ports. The company is capitalizing on its first-mover advantage as the Indonesian market undergoes deregulation; it also has solid growth potential, generates high returns and has a net-cash balance sheet.

Outlook

As we enter the second half of the year, Asian stock markets are likely to continue to be driven by global events. At the time of writing, global markets have fallen sharply following Standard & Poor’s first ever downgrade of America’s credit rating and renewed fears of a global recession. The U.S. Federal Reserve has since responded by pledging to keep interest rates near zero until mid-2013. In Asia, central banks have hiked benchmark rates but real interest rates remain negative in many countries and further monetary tightening seems necessary. We believe these pressures will likely result in continued volatility in the Indonesian equity market over the short term. The economy’s long-term fundamentals, however, remain intact in our opinion. Its large and young population, rising wealth levels, as well as the stable macro-economic and political backdrop continue to insulate Indonesia from weakness in the global economy. Overall, we believe the economy remains well positioned to grow, with the government forecasting GDP growth of more than 6% this year, and that the Fund has a natural defensiveness, given our focus on company balance sheets and preference for companies that are exposed to domestic demand.

Aberdeen Indonesia Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

August 12, 2011

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•          Calling toll free at 1-866-839-5205 in the United States,

•             Emailing InvestorRelations@aberdeen-asset.com, or

•             Visiting the website at www.aberdeenif.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Indonesia Fund, Inc.

Portfolio Summary (unaudited)

June 30, 2011

Sector Allocation

Top 10 Holdings, by Issuer

June 30, 2011 (unaudited)

	Holding	Sector	Percent of Net Assets
1.	PT Astra International Tbk	Automobiles	9.2%
2.	PT Bank OCBC NISP Tbk	Commercial Banks	8.4%
3.	PT Bank Permata Tbk	Commercial Banks	7.9%
4.	PT Holcim Indonesia Tbk	Construction Materials	7.6%
5.	PT Unilever Indonesia Tbk	Household Products	6.3%
6.	Jardine Cycle & Carriage Limited	Distributors	5.5%
7.	PT Multi Bintang Indonesia Tbk	Beverages	5.5%
8.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	5.1%
9.	PT United Tractors Tbk	Machinery	4.9%
10.	PT ACE Hardware Indonesia Tbk	Specialty Retail	4.9%

Average Annual Returns

June 30, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	32.14%	18.39%	20.39%	28.69%
Market Value	35.88%	20.78%	11.37%	26.68%

Aberdeen Asset Management Asia Limited may waive fees and/or reimbursed expenses, but has made no determination to do so. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross and net expense ratios are 1.46%.

Aberdeen Indonesia Fund, Inc.	3

Portfolio of Investments (unaudited)

June 30, 2011

No. of Shares	Description	Value
EQUITY SECURITIES—98.6%
INDONESIA—92.5%
AUTOMOBILES—9.2%
1,534,461	PT Astra International Tbk(a)	$ 11,405,036
BEVERAGES—5.5%
176,000	PT Multi Bintang Indonesia Tbk(c)	6,751,472
COMMERCIAL BANKS—16.3%
68,918,960	PT Bank OCBC NISP Tbk(a)(b)	10,452,810
51,608,614	PT Bank Permata Tbk(a)(b)	9,758,422
		20,211,232
CONSTRUCTION MATERIALS—7.6%
36,719,000	PT Holcim Indonesia Tbk(a)	9,440,208
DISTRIBUTORS—5.5%
195,000	Jardine Cycle & Carriage Limited(a)	6,842,436
DIVERSIFIED TELECOMMUNICATION SERVICES—5.1%
7,399,560	PT Telekomunikasi Indonesia Tbk(a)	6,371,076
FOOD PRODUCTS—3.6%
630,000	MP Evans Group PLC(a)	4,436,366
GAS UTILITIES—3.1%
8,200,000	PT Perusahaan Gas Negara(a)	3,856,279
HOUSEHOLD PRODUCTS—6.3%
4,478,000	PT Unilever Indonesia Tbk(a)	7,791,830
MACHINERY—4.9%
2,094,087	PT United Tractors Tbk(a)	6,096,679
METALS & MINING—3.9%
9,100,000	PT International Nickel Indonesia Tbk(a)	4,788,915
MULTILINE RETAIL—3.2%
43,318,000	PT Ramayana Lestari Sentosa Tbk(a)	3,945,250
OIL, GAS & CONSUMABLE FUELS—3.1%
723,000	PT Indo Tambangraya Megah(a)	3,779,600
PERSONAL PRODUCTS—3.6%
4,186,000	PT Mandom Indonesia Tbk	4,417,105
PHARMACEUTICALS—0.5%
42,000	PT Merck Tbk	587,652
SPECIALTY RETAIL—4.9%
17,186,500	PT ACE Hardware Indonesia Tbk(a)	6,061,777
TEXTILES, APPAREL & LUXURY GOODS—2.5%
419,500	PT Sepatu Bata Tbk(c)	3,142,643
TRADING COMPANIES & DISTRIBUTORS—1.2%
6,000,000	PT AKR Corporindo Tbk(a)	1,489,075
WIRELESS TELECOMMUNICATION SERVICES—2.5%
5,150,000	PT Indosat Tbk(a)	3,070,154
	Total Indonesia (cost $49,899,213)	114,484,785

4	Aberdeen Indonesia Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2011

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
SINGAPORE—6.1%
COMMERCIAL BANKS—6.1%
496,433	Overseas-Chinese Banking Corp. Limited(a)	$ 3,791,931
234,013	United Overseas Bank Limited(a)	3,757,114
	Total Singapore (cost $4,952,919)	7,549,045
	Total Equity Securities (cost $54,852,132)	122,033,830
SHORT-TERM INVESTMENT—0.9%
Principal Amount (000’s)
BAHAMAS—0.9%
$1,072	Citibank Nassau, overnight deposit, 0.03%, 07/01/11 (cost $1,072,000)	1,072,000
	Total Investments—99.5% (cost $55,924,132)	123,105,830
	Cash and Other Assets in Excess of Liabilities—0.5%	602,808
	Net Assets—100.0%	$123,708,638

(a)

Security was fair valued as of June 30, 2011. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note 1)

(b)	Non-income producing security.

(c)	Illiquid Security.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	5

Statement of Assets and Liabilities (unaudited)

As of June 30, 2011

Assets
Investments, at value (Cost $55,924,132)	$ 123,105,830
Cash	4,154
Dividends receivable	978,843
Prepaid expenses	35,691
Total assets	124,124,518
Liabilities
Investment advisory fees payable (Note 2)	286,439
Accrued expenses and other liabilities	129,441
Total liabilities	415,880

Net Assets	$ 123,708,638
Net Assets consist of
Capital stock, $0.001 par value (Note 4)	$ 8,272
Paid-in capital	48,216,860
Undistributed net investment income	1,229,784
Accumulated net realized gain on investments and foreign currency related transactions	7,067,582
Net unrealized appreciation on investments and foreign currency translation	67,186,140
Net Assets applicable to shares outstanding	$ 123,708,638
Net asset value per share, based on 8,271,922 shares issued and outstanding	$ 14.96

See Notes to Financial Statements.

6	Aberdeen Indonesia Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income
Income:
Dividends and other income	$ 2,217,391
Less: Foreign taxes withheld	(277,449)
Total investment income	1,939,942
Expenses:
Investment advisory fees (Note 2)	553,804
Directors’ fees and expenses	61,629
Custodian’s fees and expenses	58,593
Legal fees and expenses	33,093
Investor relations fees and expenses (Note 2)	28,582
Reports to shareholders and proxy solicitation	28,304
Independent auditor’s fees and expenses	16,788
Insurance expense	13,075
Transfer agent’s fees and expenses	11,734
Administration fees (Note 2)	9,876
Miscellaneous	22,274
Total expenses	837,752

Net investment income	1,102,190
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	5,501,890
Foreign currency transactions	(9,611)
Net change in unrealized depreciation of investments and foreign currency translation	(1,921,274)
Net realized and unrealized gain on investments and foreign currency transactions	3,571,005
Net Increase in Net Assets Resulting from Operations	$ 4,673,195

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	7

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (unaudited)	For the Year Ended December 31, 2010
Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 1,102,190	$ 567,594
Net realized gain on investments and foreign currency related transactions	5,492,279	9,334,701
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,921,274)	33,633,061
Net increase in net assets resulting from operations	4,673,195	43,535,356

Dividends and distributions to shareholders from:
Net investment income	–	(594,255)
Net realized gain on investments	–	(8,040,721)
Total dividends and distributions to shareholders	–	(8,634,976)
Total increase in net assets resulting from operations	4,673,195	34,900,380

Net Assets
Beginning of period	119,035,443	84,135,063
End of period*	$123,708,638	$119,035,443

* Includes undistributed net investment income of $1,229,784 and $127,594, respectively.

See Notes to Financial Statements.

8	Aberdeen Indonesia Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2011		For the Fiscal Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.39		$10.17	$5.68	$12.89	$9.66	$6.00
Net investment income	0.13	(a)	0.07 (a)	0.06 (a)	0.09 (a)	0.03 (a)	0.05
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.44		5.19	5.63 (b)	(7.23)	3.22	3.66
Net increase/(decrease) in net assets resulting from operations	0.57		5.26	5.69	(7.14)	3.25	3.71
Dividends and distributions to shareholders:
Net investment income	–		(0.07)	(0.03)	(0.07)	(0.02)	(0.05)
Net realized gain	–		(0.97)	(1.17)	–	–	–
Total dividends and distributions to shareholders	–		(1.04)	(1.20)	(0.07)	(0.02)	(0.05)
Net asset value, end of period	$14.96		$14.39	$10.17	$5.68	$12.89	$9.66
Market value, end of period	$13.71		$13.31	$9.50	$5.10	$12.01	$11.70
Total Investment Return Based on:
Market value(c)	3.01%		51.35%	107.82%	(56.94% )	2.89%	104.14%
Net asset value	3.96%		52.85%	99.76%	(55.32% )	33.74%	61.81%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$123,709		$119,035	$84,135	$47,002	$106,577	$79,844
Average net assets (000 omitted)	$115,754		$105,572	$67,781	$81,652	$89,945	$65,119
Ratio of expenses to average net assets	1.46%	(d)	1.52%	1.57%	1.62%	1.55%	1.65%
Ratio of net investment income to average net assets	1.92%	(d)	0.54%	0.67%	0.95%	0.29%	0.67%
Portfolio turnover rate	2.31%		10.20%	88.34%	33.05%	20.25%	23.93%

(a)	Based on average shares outstanding.

(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.02.

(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)	Annualized.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	9

Notes to Financial Statements (unaudited)

June 30, 2011

Aberdeen Indonesia Fund, Inc. (the “Fund”), formerly The Indonesia Fund, Inc., was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective, by investing primarily in Indonesian securities.

On March 29, 2010, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund in order to align the Fund’s brand presence more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objectives and NYSE Amex ticker symbol, IF, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets.

For the six months ended June 30, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American

10	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee Companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 06/30/2011
Automobiles	$–	$11,405,036	$–	$11,405,036
Beverages	6,751,472	–	–	6,751,472
Commercial Banks	–	27,760,277	–	27,760,277
Construction Materials	–	9,440,208	–	9,440,208
Distributors	–	6,842,436	–	6,842,436
Diversified Telecommunication Services*	–	6,371,076	–	6,371,076
Food Products	–	4,436,366	–	4,436,366
Gas Utilities	–	3,856,279	–	3,856,279
Household Products	–	7,791,830	–	7,791,830
Machinery	–	6,096,679	–	6,096,679
Metals & Mining	–	4,788,915	–	4,788,915
Multiline Retail	–	3,945,250	–	3,945,250
Oil, Gas & Consumable Fuels	–	3,779,600	–	3,779,600
Personal Products*	4,417,105	–	–	4,417,105
Pharmaceuticals	587,652	–	–	587,652
Specialty Retail	–	6,061,777	–	6,061,777
Textiles, Apparel & Luxury Goods	3,142,643	–	–	3,142,643
Trading Companies & Distributors	–	1,489,075	–	1,489,075
Wireless Telecommunication Services	–	3,070,154	–	3,070,154
Short-Term Investments	–	1,072,000	–	1,072,000
Total	$14,898,872	$108,206,958	$–	$123,105,830

*                  PT Telekomunikasi Indonesia Tbk with a fair value of $6,371,076 transferred from Level 1 to Level 2 during the period. PT Mandom Indonesia Tbk with a fair value of $4,417,105 transferred from Level 2 to Level 1 during the period. During the six months ended June 30, 2011, there were no significant changes to the fair valuation methodologies.

Aberdeen Indonesia Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended December 31, 2010 are subject to such review.

2. Agreements

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment adviser with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMAL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to

12	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the six months ended June 30, 2011, AAMAL earned $553,804 for advisory services to the Fund.

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMAL and its affiliates (collectively the “Funds”). On June 8, 2011, the Board approved an amendment to the Administration and Agency agreement fee schedule. Effective as of January 1, 2011, the Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Fund’s aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. Prior to January 1, 2011, the Funds paid BBH & Co. monthly for administrative and fund accounting services, at an annual rate of 0.06% of the Funds’ aggregate assets up to $500 million, 0.0525% for the next $500 million, and 0.0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2011, BBH & Co. earned $9,876 from the Fund for administrative and fund accounting services.

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, provides investor relations services to the Fund and certain other Funds. For the six months ended June 30, 2011, the Fund incurred fees of approximately $28,765 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2010, 2,270 shares were purchased pursuant to the Directors compensation plan. During the six months ended June 30, 2011, no shares were purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

3. Investment Transactions

For the six months ended June 30, 2011, Fund purchases and sales of securities, other than short-term investments, were $2,712,529 and $11,151,985, respectively.

4. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2011, the Fund had 8,271,922 shares outstanding.

5. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2011, the Fund had no borrowings under the joint credit facility.

6. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of

Aberdeen Indonesia Fund, Inc.	13

Notes to Financial Statements (unaudited) (concluded)

June 30, 2011

securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

At June 30, 2011, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $55,924,132, $67,317,283, $(135,585) and $67,181,698, respectively.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2011.

14	Aberdeen Indonesia Fund, Inc.

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 5, 2011 at the offices of Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Lawrence J. Fox	5,566,265.86	855,273

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, and Steven N. Rappaport.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•     By calling 1-866-839-5205;

•     On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Indonesia Fund, Inc.	15

[THIS PAGE INTENTIONALLY LEFT BLANK]

Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Lawrence J. Fox	Boston, MA 02109
Steven N. Rappaport
Shareholder Servicing Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	P.O. Box 43078
Jeffrey Cotton, Vice President Compliance and Chief Compliance Officer	Providence, RI 02940
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary	Independent Registered Public Accounting Firm
Alan Goodson, Vice President	PricewaterhouseCoopers LLP
Joanne Irvine, Vice President	125 High Street
Devan Kaloo, Vice President	Boston, MA 02110
Jennifer Nichols, Vice President
Nick Robinson, Vice President	Legal Counsel
Lucia Sitar, Vice President	Willkie Farr & Gallagher LLP
Tim Sullivan, Vice President	787 Seventh Avenue
Hugh Young, Vice President	New York, NY 10019
Sharon Greenstein, Assistant Treasurer
Investor Relations
Investment Adviser	Aberdeen Asset Management Inc.
Aberdeen Asset Management Asia Limited	1735 Market Street, 32nd Floor
21 Church Street	Philadelphia, PA 19103
#01-01 Capital Square Two	1-866-839-5205
Singapore 049480	InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 7, 2011.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Indonesia Fund, Inc.

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Indonesia Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Indonesia Fund, Inc.

Date: September 8, 2011

By: /s/ Andrea Melia

Andrea Melia,

Treasurer and Chief Financial Officer of

Aberdeen Indonesia Fund, Inc.

Date: September 8, 2011

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications